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    As filed with the Securities and Exchange Commission on February 29, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report: (Date of earliest event reported): February 29, 2000

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-9264                                         31-030330
(Commission File Number)                    (IRS Employer Identification Number)


Two North Riverside Plaza, Suite 200
         Chicago, Illinois                                            60606
(Address of Principal Executive Offices)                           (Zip Code)

                                 (312) 258-1890
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
          -------------------------------------------------------------




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ITEM 5.        OTHER EVENTS

               On February 22, 2000 American Classic Voyages Co. and AMCV Capital Trust I completed their previously announced public offerings of common stock of American Classic Voyages and Trust Convertible Preferred Securities of AMCV Capital Trust. American Classic Voyages sold 2,000,000 shares of its common stock and AMCV Capital Trust I sold 2,000,000 of its 7% Trust Convertible Preferred Securities. The Trust Preferred Securities are convertible into American Classic Voyages common stock and are guaranteed on a subordinated basis by American Classic Voyages to the extent described in the Trust Preferred Securities Guarantee Agreement, entered into by American Classic Voyages and The Bank of New York, as trustee. The AMCV Trust used the proceeds from the sale of the Trust Preferred Securities and from the sale of its common securities to purchase $103,092,000 of American Classic Voyages 7% Subordinated Convertible Debentures due 2015. American Classic Voyages is the sole owner of the common securities of the AMCV Trust.

               Net proceeds from the two offerings of approximately $143,500,000 (after underwriting discounts and estimated offering expenses) will be used by American Classic Voyages to finance the construction, acquisition or renovation of cruise ships.






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ITEM 7.                 FINANCIAL STATEMENTS AND EXHIBITS



EXHIBIT NUMBER

1.1                          Form of Underwriting Agreement--Preferred
                             Securities, dated February 15, 2000

1.2                          Form of Underwriting Agreement--Common
                             Stock, dated February 15, 2000

4.1                          Junior Convertible Subordinated
                             Indenture dated as of February 22, 2000
                             between the Company and The Bank of New
                             York, as trustee (includes form of
                             Subordinated Debenture)


4.2 Amended and Restated Declaration of Trust of AMCV Capital Trust I among American Classic Voyages Co. (the "Company"), The Bank of New York, as property Trustee, Philip C. Calian, Randall L. Talcott and Jordan B. Allen, as Administrative Trustees and The Bank of New York (Delaware), as Delaware Trustee (includes form of Preferred Security)


4.3                          Form of Preferred Security (included in
                             Exhibit 4.2)

4.4                          Form of Subordinated Debenture (included in
                             Exhibit 4.1)


10.1 Trust Convertible Preferred Securities Guarantee Agreement dated February 22, 2000, by the Company and The Bank of New York, as trustee




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN CLASSIC VOYAGES CO.


                                    Date: February 29, 2000





                                    By:  /s/ Jordan B. Allen
                                         --------------------------------------
                                             Jordan B. Allen, Executive Vice
                                             President and General Counsel